Employee benefit plan	3 Months Ended
Mar. 31, 2017
Compensation and Retirement Disclosure [Abstract]
Employee benefit plan

Employee benefit plan

In accordance with labor law regulations in Mexico, certain employees are legally entitled to receive severance that is commensurate with the tenure they had with us at the time of termination without cause, which results in an unfunded benefit obligation. There were no plan assets as of March 31, 2017 or December 31, 2016 as contributions are made only to the extent benefits are paid.

The following table presents the components of net periodic benefit cost for the three months ended March 31, 2017 and 2016 ($ in thousands):

	Three Months Ended March 31,
	2017	2016
Service cost	$158	$166
Interest cost	68	60
Effect of foreign exchange rates	372	(41)
Amortization of prior service cost	—	1
Amortization of gain	(8)	(2)
Compensation-non-retirement post employment benefits	4	(12)
Settlement gain	(7)	—
Curtailment gain	—	(5)

Net periodic benefit cost	$587	$167